                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 13, 2006

                              EMPIRE RESORTS, INC.
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             (Exact name of registrant as specified in its charter)

          Delaware                   001-12522                 13-3714474
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(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)             File Number)            Identification No.)

      701 N. Green Valley Parkway, Suite 200, Henderson, NV         89074
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            (Address of Principal Executive Offices)              (Zip Code)

       Registrant's telephone number, including area code: (702) 990-3355
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                                                         N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        OTHER EVENTS.

     Empire Resorts, Inc. has been advised that on April 13, 2006, its partner, the St. Regis Mohawk Tribe, was notified that the Department of the Interior's
Bureau of Indian Affairs ("BIA") has completed its review of the Environmental
Assessment ("EA") for a proposed transfer of land into trust for a casino at the
Monticello Raceway site. The review identified certain areas of the EA which must be addressed.

     On April 13, 2006, Empire Resorts, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1, with respect to the notification received by the St. Regis Mohawk Tribe from the BIA.

Item 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibits

         Exhibit No.       Exhibits
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            99.1           Press Release of Empire Resorts, Inc. dated
                            April 13, 2006.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EMPIRE RESORTS, INC.

Dated: April 14, 2006                   By: /s/  Ronald J. Radcliffe
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                                           Name: Ronald J. Radcliffe
                                           Title: Chief Financial Officer